Exhibit 32.2

Statement of Chief Financial Officer Pursuant to 18 U.S.C. ss. 1350


      In connection with the Quarterly Report of Highlands Bankshares, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the chief executive officer and chief financial officer, respectively, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2003, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ R. Alan Miller
                                         -------------------------
                                         R. Alan Miller
                                         Chief Financial Officer


Date:  May 9, 2005